UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Bahl & Gaynor Income Growth Fund
(Class A: AFNAX)
(Class C: AFYCX)
 (Class I: AFNIX)

AAM Select Income Fund
 (Class A: CPUAX)
(Class C: CPUCX)
 (Class I: CPUIX)

ANNUAL REPORT
JUNE 30, 2017

AAM Funds
Each a series of Investment Managers Series Trust

Table of Contents

AAM/Bahl & Gaynor Income Growth Fund
Letter to Shareholders	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
AAM Select Income Fund
Letter to Shareholders	18
Fund Performance	20
Schedule of Investments	22
Statement of Assets and Liabilities	34
Statement of Operations	35
Statements of Changes in Net Assets	36
Financial Highlights	37
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	48
Supplemental Information	49
Expense Examples	57

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

18925 Base Camp Road, Monument, CO 80132 Tel: 888.883.2663 Fax: 719.488.4215 www.aamlive.com

AAM/Bahl & Gaynor Income Growth Fund
Annual Shareholder Letter: June 30, 2017

To the Shareholders and Directors of the AAM/Bahl & Gaynor Income Growth Fund:

The AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) Class A, Class C, and Class I increased 10.81% (4.69% net of load), 9.96%, and 11.05%, respectively for the Fund’s Fiscal Year ending June 30, 2017. Over the same period, the Standard & Poor’s 500 Index1 (S&P 500) increased 17.90%. Please see more complete information below.

Performance (as of 6/30/17 - %)
Class	Quarter	Year-to-Date	1-Year	3-Years	Since Inception[1,3]	Expense Ratios
Class A - AFNAX	2.48	7.64	10.81	7.20	10.98	1.23%
With sales charge[2]	-3.16	1.73	4.69	5.19	9.73
Class I - AFNIX[1]	2.52	7.72	11.05	7.52	11.23	0.98%
Class C - AFYCX[3]	2.26	7.24	9.96	6.40	9.71	1.98%
S&P 500 Index[4]	3.09	9.34	17.90	9.61	14.571/ 13.91[3]

Performance is annualized for periods longer than one year. (1)A and I Shares inception date is 7/5/12. Redemption fee if redeemed within 90 days of purchase: 2.00%. (2)Sales charge for Class A: 5.50%. (3)C Shares performance inception date is 1/31/13. C shares are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them. (4)S&P 500 Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. It is not possible to invest directly in an index.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-966-9661.

The Fund’s large-cap core approach seeks to provide high current income that consistently rises.  The Fund typically invests in high-quality companies that have historically exhibited an ability to grow revenues, earnings and dividends regardless of the economic environment.

The Fund is managed by its sub-advisor, Bahl & Gaynor Investment Counsel, Inc. (Bahl & Gaynor), to achieve three long-term priorities that are listed below in order of importance:

1.	Income Growth
2.	Downside Protection
3.	Capital Appreciation
Growth of income is the first priority of the Fund and is achieved by adhering to minimum yield guidelines for investment, a diversification policy regarding portfolio income contribution (in addition to capital diversification guidelines) and a commitment to investing in dividend growth companies.  The Fund may only invest in dividend-paying companies with a current yield of 2.0% or higher at the time of investment.  This allows the Fund to provide an attractive absolute level of current income in addition to a growing income stream over time.  Diversification of the income stream is an important consideration in the Fund’s management because it attempts to reduce the risk of a disruption to the income stream, especially in times of market stress.  Bahl & Gaynor will not allow a single holding to contribute more than 6.0% of the Fund’s overall income-generating capacity at any given time.  Finally, the Fund endeavors to only invest in companies possessing the wherewithal or exhibiting a history of growing their dividend payments over time.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

The Fund seeks to provide downside protection by investing in high-quality companies and through a diversified allocation of capital to Fund investments. High-quality companies tend to be viewed by investors as safe havens in times of market turmoil. Although there is no single metric that is deterministic of quality, high-quality companies tend to have durable and defensible competitive advantages, exhibit consistent revenue and earnings growth, employ leverage judiciously and balance various forms of capital allocation simultaneously (e.g. capital expenditures, acquisitions, share repurchases and dividends). Bahl & Gaynor believes the downside protection priority of the Fund will be achieved, in large part, by successfully achieving the Fund’s first objective, Income Growth. Dividend-growth companies tend to also exhibit many characteristics of high-quality companies mentioned above. Further, the Fund focuses on maintaining a diversified portfolio in an attempt to reduce volatility of returns and the risk of a permanent impairment of capital. Bahl & Gaynor will not allow a single holding to represent more than 5.0% of the Fund’s overall capital as measured by cost or market value.
AAM/Bahl & Gaynor Income Growth Fund Top Contributors / Detractors FY 2017
Top Contributors	Top Detractors
JPMorgan Chase (JPM)	Occidental Petr. (OXY)[1]
BB&T (BBT)	WEC Energy Group (WEC)
PNC Fin’l. Svcs. (PNC)[1]	Ventas (VTR)
Hasbro (HAS)	Paychex (PAYX)
Microsoft (MSFT)	Coca-Cola (KO)
Source: Bahl & Gaynor, 2017. [1]Holding was eliminated from the Fund during the Fiscal Year.

Investors should understand that the high-quality approach employed by the Fund rarely leads to outperformance during strong market uptrends, in speculative markets and in markets where low-quality investments are favored.  Because of this, Bahl & Gaynor takes a long-term view in evaluating performance metrics and is careful to frame the Fund’s performance record in terms of the amount of risk taken to deliver said performance.  Therefore, the Fund seeks to deliver favorable risk-adjusted returns over a full market cycle.

An enumeration of several other portfolio construction topics are listed below before a discussion of the Fund’s performance record during the Fiscal Year ensues:

•
The Fund will only invest in individual company common stock, as Bahl & Gaynor does not wish to make asset allocation decisions. The Fund will not invest in bond, convertible, exchange traded fund (ETF), option, preferred stock or master limited partnership (MLP) securities;

•	The Fund will typically hold between 35 and 50 companies. As of the end of the Fiscal Year, the Fund held 41 companies;
•	The Fund seeks to invest in the common stock of companies with a market capitalization exceeding $1.0 billion at the time of investment;
•	The Fund intends to be fully invested at all times. Therefore, cash is a purely frictional holding and generally represents between 1.0% and 3.0% of Fund assets at any given time.
In discussing recent performance of the Fund, two characteristics are useful in evaluating the investment environment during the examination period: yield and quality.  The yield of an investment during a given time period plays a role in the price return the investment can be expected to deliver in the absence or presence of capital market volatility.  Quality is generally either favored or abhorred by investors depending on the overall appetite for risk in a given market environment.  The Fund evaluates the role these two characteristics play in investment performance by separating the S&P 500 benchmark into various yield and quality tranches that are consistent with how Bahl & Gaynor views the Fund’s investable universe.

Insofar as the Fund seeks to invest in dividend-paying companies with a current dividend yield exceeding 2.0% at the time of investment, evaluation of the yield component of investment performance is carried out by separating the S&P 500 benchmark into non-dividend paying companies, dividend-paying companies with a yield greater than 0.0% but less than 2.0%, and companies with a yield exceeding 2.0%.

The table to the right indicates the capitalization-weighted return of each yield tranche. Companies with a current dividend yield exceeding 2.0% significantly underperformed all other yield tranches during the Fiscal Year. This is primarily attributable to the scaling back of monetary accommodations on the part of the Federal Reserve during the Fiscal Year, principally increases in short-term policy interest rates. The common stock of companies with higher dividend yields is generally challenged in this sort of environment as rising competition from yields available in fixed income markets as a result of rising interest rates precipitates a clientele effect away from higher-yielding equities. Although Bahl & Gaynor expects future increases in short-term interest rates to have a similar effect as what has already been observed during the Fiscal Year just ended, the more important feature of the Fund’s value proposition is growth of portfolio income, not achieving the highest current dividend yield. Bahl & Gaynor’s investment philosophy dictates that high-quality companies, with significant internally generated and unencumbered cash flow should continue to deliver dividend increases that more than offset the near-term challenge presented by rising interest rates.
S&P 500 by Dividend Yield Tranche (7/1/2016 – 6/30/2017)
Dividend Yield Tranche	FY 2017 Total Return
2.0% or greater	+14.90%
0.0% to 2.0%	+20.55%
No Dividend	+23.51%
Source: Factset, 2017.

Bahl & Gaynor utilizes S&P’s earnings and dividend quality ranking methodology as an indicator of quality.  This system ranks a company based on the stability and growth profile of its earnings and dividends over a 10-year period.  Although this is by no means the only way to evaluate the quality of a company, it provides a robust ordinal system through which the Fund’s investable universe may be evaluated regarding investors’ preference for quality.  The tables below indicate the capitalization-weighted performance of two points of quality demarcation: companies ranked B+ or better and companies ranked B or worse through S&P’s ranking methodology and companies ranked A- or better and companies ranked B+ or worse.

S&P 500 by S&P Earnings & Dividend Quality (7/1/2016 – 6/30/2017)
Quality Tranche	FY 2016 Total Return
B+ or better	+17.01%
B or worse	+18.79%
Source: Factset, 2017.

S&P 500 by S&P Earnings & Dividend Quality (7/1/2016 – 6/30/2017)
Quality Tranche	FY 2016 Total Return
A- or better	+18.21%
B+ or worse	+17.30%
Source: Factset, 2017.
A B+ ranking indicates average earnings and dividend quality, so this division evaluates the performance of above-average-quality companies against below-average-quality companies.  An additional demarcation between the B+ ranking and A- ranking highlights the concentration of higher-quality companies owned in the Fund.

During the Fiscal Year, above average (B+ or better) companies modestly underperformed lower-quality (B or worse) and the highest-quality companies (A- or better) modestly outperformed B+ or worse companies.  As of 6/30/2017, 79% of the Fund was invested in companies ranked B+ or better and 59% of the Fund was invested in companies ranked A- or better.  This compares favorably to the S&P 500’s 63% weighting in companies ranked B+ or better and 38% weighting in companies ranked A- or better as of the same date.  This would indicate a slight preference toward quality among investors during the Fiscal Year just ended; however, the narrowness of under/out-performance indicated by the various quality demarcations indicates quality was not a particularly strong predictor of performance during the relevant time period.  Rather, dividend yield exposure previously described provided greater explanatory power of Fund performance during the Fiscal Year.

In addition to evaluating performance in terms of yield profile and quality, it is also useful to evaluate sector allocation and individual company selection effects.  In terms of sector-specific and company-specific performance, the two tables below indicate the contribution to performance of various GICS sectors (in order of most accretive to most deleterious) and the contribution to (or detraction from) performance of individual Fund holdings during the Fiscal Year.

A lack of exposure to the Telecommunications sector was most accretive to Fund performance during the Fiscal Year. The Fund has held no companies in this sector since 3Q2015 given the challenges of rising competitive pressures, significant capital intensity and a lack of attractive dividend growth.  The Telecommunications sector was the lowest-returning S&P 500 sector during the Fiscal Year, retreating -12.30% versus +17.90% for the overall index.

AAM/Bahl & Gaynor Income Growth Fund Fiscal Year 2017 Sector Contribution
1. Telecommunications 2. Consumer Discretionary 3. Consumer Staples 4. Energy 5. Materials 6. Health Care 7. Utilities 8. Financials 9. Industrials 10. Real Estate 11. Information Technology
Note: Figures relative to the S&P 500 index. Source: Bahl & Gaynor, 2017.
Company selection and underweight sector allocation in Consumer Discretionary was the second-most accretive performance attribute during the Fiscal Year.  Return dispersion was especially wide in this sector, which is experiencing significant disruptions to traditional retail business models.  The Fund’s ownership of Hasbro (HAS) and Home Depot (HD) which returned +36.16% and +21.01%, respectively stood out as winners in the sector, although this was somewhat offset by ownership of Target (TGT) [which returned -7.36% and was eliminated during 1Q2017].  Not owning Amazon (AMZN) which returned +33.39% was also a detriment to Fund performance although this company falls outside of the Fund’s investable universe due to lack of a dividend.  Bahl & Gaynor remains focused on ownership of companies less exposed to disruption in this sector, where the defensibility of company business models is most clearly demonstrated through continued dividend growth.

Company selection, somewhat offset by an overweight sector allocation, in Consumer Staples was the third-most additive attribute to performance during the Fiscal Year.  The Consumer Staples sector of the index advanced only +3.37% versus +17.90% for the overall S&P 500.  Growth has been a challenge in this sector despite historically rich valuations.  Avoidance of companies CVS Health (CVS) and Procter & Gamble (PG) were additive to performance as they returned -13.44% and +6.05%, respectively, although this was somewhat offset by weaker performance among held companies Coca-Cola (KO) [eliminated from the Fund during 2Q2017] and Kimberly-Clark (KMB) which returned -8.66% and -2.89%, respectively.

The greatest detractor from performance during the Fiscal Year was an underweight sector allocation and company selection in the Information Technology sector.  The Information Technology sector was the second-strongest performer in the index after Financials, returning +33.69% versus +17.90% for the overall index.  Strong performance among index sector constituents not owned in the strategy explained a majority of Fund underperformance and included strong showings from Apple (AAPL), NVIDIA (NVDA), Facebook (FB) and Alphabet Cl A / Cl C (GOOG/L) which returned +53.06%, +211.56%, +32.22% and +30.89% / +29.97%, respectively.  All four companies fall outside of the Fund’s investable universe, AAPL and NVDA due to insufficient dividend yields and FB and GOOG/L due to lack of a dividend.  Owned companies Paychex (PAYX) and Cisco Systems (CSCO) returned -1.14% and +12.51%, respectively also represented a challenge to performance although both companies maintain sterling dividend growth records.  Detractions from performance among previously described companies were somewhat offset by favorable performance from additional Fund holdings Microsoft (MSFT), Maxim Integrated Products (MXIM) and Texas Instruments (TXN) which increased +38.07%, +30.43% and +27.03%, respectively.

Company selection and an overweight sector allocation in Real Estate represented a challenge to performance during the Fiscal Year.  Rising policy interest rates led to volatility in the Real Estate sector as many constituents operate as real estate investment trusts (REITs) with higher dividend yields.  Although the Fund’s holdings were uniformly challenged from a total return standpoint [Ventas (VTR), Crown Castle (CCI), Realty Income (O) and Public Storage (PSA) returned -0.52%, +3.09%, -17.44% and -14.83%, respectively] each holding continues to display favorable dividend growth capabilities, which justifies continued ownership in the Fund.

Company selection in Industrials was the third-greatest detractor from performance during the Fiscal Year.  The Fund’s positions in Fastenal (FAST) and General Electric (GE) [eliminated during 2Q2017] which decreased -1.13% and -11.08%, respectively along with not owning Boeing (BA) and CSX (CSX) which increased +57.47% and +112.14%, respectively were most deleterious to performance.  These challenges were somewhat offset by strong performance from Fund holdings Honeywell International (HON) [initiated during 1Q2017], 3M (MMM) and Illinois Tool Works (ITW) [initiated during 4Q2016] which increased +14.58%, +21.61% and +28.01%, respectively.

Now that Fund performance has been discussed in detail for the Fiscal Year just ended, Bahl & Gaynor will conclude with a review of portfolio construction.  The Fund is managed through a bottom-up, fundamental investment decision-making discipline. As a result, there are no specific requirements for sector or industry exposure, which is reflected in the sector allocation table displayed to the right.  Fund capital is allocated by conviction to companies that fulfill the objectives of the overall strategy: income growth, downside protection and capital appreciation – in that order.  Bahl & Gaynor will not allocate capital to sectors or industries where investment opportunities cannot provide for these objectives.

Portfolio diversification is also an important consideration and is illustrated in the top 10 holdings outlined below.  Bahl & Gaynor would note that these top 10 holdings are diverse in terms of sector and industry exposure and reflects the Fund’s commitment to adequate diversification, balanced with sufficient weighting, to connote meaningful conviction in a holding’s fundamental investment thesis.

AAM/Bahl & Gaynor Income Growth Fund Top 10 Holdings (as of 6/30/2017)
PepsiCo (PEP)	4.68%
Microsoft (MSFT)	4.62%
3M (MMM)	3.91%
BB&T (BBT)	3.89%
JPMorgan Chase (JPM)	3.86%
NextEra Energy (NEE)	3.67%
Johnson & Johnson (JNJ)	3.42%
Home Depot (HD)	3.25%
Cisco Systems (CSCO)	3.25%
Texas Instruments (TXN)	3.23%
% of Portfolio Value	37.78%
Source: Bahl & Gaynor, 2017.
AAM/Bahl & Gaynor Income Growth Fund Sector Allocation (as of 6/30/2017)
Information Technology	16.64%
Health Care	15.49%
Consumer Staples	11.31%
Industrials	11.27%
Financials	10.74%
Utilities	8.13%
Energy	7.53%
Real Estate	6.49%
Consumer Discretionary	5.40%
Materials	4.14%
Cash	2.86%
Telecommunications	0.00%
Source: Bahl & Gaynor, 2017.

Bahl & Gaynor is comfortable with the positioning of the Fund in terms of the challenges on the horizon in the coming Fiscal Year.  Bahl & Gaynor believes the Fund embodies an ideal strategy for investors who desire income, downside protection and less volatile returns over long periods of time.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, investing in small and mid-cap companies, and focused risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries. Investments in small and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Although the Fund is diversified, the Sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. More information about these risks may be found in the Fund’s prospectus.

1The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

The views in this report were those of Bahl & Gaynor, the Sub-advisor, as of June 30, 2017, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity within the meaning of the Employee Retirement Income Security Act of 1974 (ERISA) and the Internal Revenue Code.  The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action.  Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisers.

AAM/Bahl & Gaynor Income Growth Fund FUND PERFORMANCE at June 30, 2017 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares (the Class with the largest net assets), made at its inception, with a similar investment in the S&P 500 Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2017	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	10.81%	7.20%	10.98%	07/05/12
Class C²	9.96%	6.40%	9.71%	01/31/13
Class I³	11.05%	7.52%	11.23%	07/05/12
After deducting maximum sales charge
Class A¹	4.69%	5.19%	9.73%	07/05/12
Class C²	8.96%	6.40%	9.71%	01/31/13
S&P 500 Index	17.90%	9.61%	14.57%	07/05/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

The Fund’s expense ratios were 1.23%, 1.98% and 0.98% for the Class A shares, Class C shares and Class I shares, respectively, which were stated in the current prospectus dated April 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. While the Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.23%, 1.98% and 0.98% of average daily net assets of the Class A shares, Class C shares and Class I shares, respectively, such a fee waiver of expense absorption was not necessary for the year ended June 30, 2017, as the annual fund expenses for each share class fell below its respective threshold. This agreement is in effect until October 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees.

AAM/Bahl & Gaynor Income Growth Fund FUND PERFORMANCE at June 30, 2017 (Unaudited) - Continued

[1]
Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2017

Number of Shares		Value
	COMMON STOCKS – 97.9%
	CONSUMER DISCRETIONARY – 5.4%
94,755	Hasbro, Inc.	$10,566,130
102,390	Home Depot, Inc.	15,706,626
		26,272,756
	CONSUMER STAPLES – 11.4%
202,786	Altria Group, Inc.	15,101,473
35,647	Kimberly‐Clark Corp.	4,602,384
195,838	PepsiCo, Inc.	22,617,331
108,551	Philip Morris International, Inc.	12,749,315
		55,070,503
	ENERGY – 7.6%
328,422	Enbridge, Inc.[1]	13,074,480
140,065	Exxon Mobil Corp.	11,307,447
71,790	Valero Energy Corp.	4,842,953
245,735	Williams Cos., Inc.	7,440,856
		36,665,736
	FINANCIALS – 10.8%
413,095	BB&T Corp.	18,758,644
24,202	BlackRock, Inc.	10,223,167
203,650	JPMorgan Chase & Co.	18,613,610
59,820	Marsh & McLennan Cos., Inc.	4,663,567
		52,258,988
	HEALTH CARE – 15.6%
243,440	Abbott Laboratories	11,833,618
128,361	AbbVie, Inc.	9,307,456
44,475	Amgen, Inc.	7,659,929
124,735	Johnson & Johnson	16,501,193
98,310	Medtronic PLC[1]	8,725,013
142,442	Merck & Co., Inc.	9,129,108
364,950	Pfizer, Inc.	12,258,671
		75,414,988
	INDUSTRIALS – 11.4%
90,785	3M Co.	18,900,529
204,375	Fastenal Co.	8,896,444
57,415	Honeywell International, Inc.	7,652,846
36,945	Illinois Tool Works, Inc.	5,292,371
50,902	Lockheed Martin Corp.	14,130,904
		54,873,094
	MATERIALS – 4.2%
88,950	Air Products & Chemicals, Inc.	12,725,187

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Number of Shares		Value
	Common Stocks (Continued)
	Materials (Continued)
87,928	LyondellBasell Industries N.V. ‐Class A1	$7,420,244
		20,145,431
	REAL ESTATE – 6.5%
130,005	Crown Castle International Corp. ‐REIT	13,023,901
15,950	Public Storage ‐ REIT	3,326,053
84,620	Realty Income Corp. ‐ REIT	4,669,332
152,351	Ventas, Inc. ‐ REIT	10,585,347
		31,604,633
	TECHNOLOGY – 16.8%
63,454	Automatic Data Processing, Inc.	6,501,497
501,874	Cisco Systems, Inc.	15,708,656
194,514	Maxim Integrated Products, Inc.	8,733,679
323,303	Microsoft Corp.	22,285,276
213,429	Paychex, Inc.	12,152,647
202,760	Texas Instruments, Inc.	15,598,327
		80,980,082
	UTILITIES – 8.2%
126,489	NextEra Energy, Inc.	17,724,904
77,150	Sempra Energy	8,698,662
214,148	WEC Energy Group, Inc.	13,144,404
		39,567,970
	TOTAL COMMON STOCKS (Cost $411,226,611)	472,854,181

	SHORT‐TERM INVESTMENTS – 3.0%
14,448,034	Federated Treasury Obligations Fund, 0.82%[2]	14,448,034
	TOTAL SHORT‐TERM INVESTMENTS (Cost $14,448,034)	14,448,034
	TOTAL INVESTMENTS – 100.9% (Cost $425,674,645)	487,302,215
	Liabilities in Excess of Other Assets – (0.9)%	(4,459,923)
	TOTAL NET ASSETS – 100.0%	$482,842,292

PLC – Public Limited Company
REIT – Real Estate Investment Trust

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
SUMMARY OF INVESTMENTS
As of June 30, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Technology	16.8%
Health Care	15.6%
Consumer Staples	11.4%
Industrials	11.4%
Financials	10.8%
Utilities	8.2%
Energy	7.6%
Real Estate	6.5%
Consumer Discretionary	5.4%
Materials	4.2%
Total Common Stocks	97.9%
Short-Term Investments	3.0%
Total Investments	100.9%
Liabilities in Excess of Other Assets	(0.9)%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2017

Assets:
Investments, at value (cost $425,674,645)	$487,302,215
Receivables:
Fund shares sold	612,809
Dividends and interest	561,308
Prepaid expenses	70,249
Total assets	488,546,581

Liabilities:
Payables:
Investment securities purchased	1,075,351
Fund shares redeemed	4,076,298
Advisory fees	314,578
Distribution fees - Class C (Note 8)	54,461
Distribution fees - Class A (Note 8)	13,344
Shareholder servicing fees (Note 7)	38,561
Fund administration fees	39,697
Transfer agent fees and expenses	31,447
Fund accounting fees	17,903
Auditing fees	17,599
Custody fees	11,987
Chief Compliance Officer fees	3,139
Trustees' fees and expenses	375
Accrued other expenses	9,549
Total liabilities	5,704,289

Net Assets	$482,842,292

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$428,552,422
Accumulated net investment income	530,244
Accumulated net realized loss on investments	(7,867,944)
Net unrealized appreciation on investments	61,627,570
Net Assets	$482,842,292

Class A Shares:
Net assets applicable to shares outstanding	$63,982,583
Number of shares issued and outstanding	4,190,297
Net asset value per share[1]	$15.27
Maximum sales charge (5.50% of offering price)[2]	0.89
Maximum offering price to public	$16.16

Class C Shares:
Net assets applicable to shares outstanding	$67,076,453
Number of shares issued and outstanding	4,427,468
Net asset value per share[3]	$15.15

Class I Shares:
Net assets applicable to shares outstanding	$351,783,256
Number of shares issued and outstanding	22,977,388
Net asset value per share	$15.31

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $21,218)	$11,545,592
Interest	49,189
Total investment income	11,594,781

Expenses:
Advisory fees	2,538,302
Distribution fees - Class C (Note 8)	583,009
Distribution fees - Class A (Note 8)	134,660
Fund administration fees	325,764
Shareholder servicing fees (Note 7)	305,982
Transfer agent fees and expenses	184,556
Fund accounting fees	116,332
Custody fees	65,599
Registration fees	63,718
Shareholder reporting fees	48,787
Legal fees	31,998
Miscellaneous	17,811
Auditing fees	17,688
Chief Compliance Officer fees	10,735
Trustees' fees and expenses	9,056
Insurance fees	1,865

Total expenses	4,455,862
Advisory fees and other absorbed expenses recovered	88,899
Net expenses	4,544,761
Net investment income	7,050,020

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(628,527)
Net change in unrealized appreciation/depreciation on investments	35,879,244
Net realized and unrealized gain on investments	35,250,717

Net Increase in Net Assets from Operations	$42,300,737

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$7,050,020	$3,859,823
Net realized gain (loss) on investments	(628,527)	(7,387,487)
Net change in unrealized appreciation/depreciation on investments	35,879,244	25,086,730
Net increase in net assets resulting from operations	42,300,737	21,559,066

Distributions to Shareholders:
From net investment income:
Class A	(918,771)	(485,186)
Class C	(593,903)	(350,547)
Class I	(5,389,179)	(2,361,406)
From net realized gains :
Class A	-	(198,607)
Class C	-	(230,933)
Class I	-	(846,015)
Total distributions to shareholders	(6,901,853)	(4,472,694)

Capital Transactions:
Net proceeds from shares sold:
Class A	33,032,394	17,928,397
Class C	29,994,957	19,917,203
Class I	194,013,471	126,016,483
Reinvestment of distributions:
Class A	713,625	530,812
Class C	344,845	364,757
Class I	2,969,503	1,690,237
Cost of shares redeemed:
Class A1	(16,257,591)	(8,896,324)
Class C2	(14,149,407)	(6,158,174)
Class I3	(75,754,813)	(38,385,638)
Net increase in net assets from capital transactions	154,906,984	113,007,753

Total increase in net assets	190,305,868	130,094,125

Net Assets:
Beginning of period	292,536,424	162,442,299
End of period	$482,842,292	$292,536,424

Accumulated net investment income	$530,244	$459,241

Capital Share Transactions:
Shares sold:
Class A	2,291,698	1,365,247
Class C	2,087,924	1,522,833
Class I	13,357,667	9,637,946
Shares reinvested:
Class A	49,182	40,761
Class C	23,884	28,216
Class I	204,021	129,273
Shares redeemed:
Class A	(1,117,644)	(687,699)
Class C	(974,971)	(474,388)
Class I	(5,178,146)	(2,954,579)
Net increase in capital share transactions	10,743,615	8,607,610

[1]	Net of redemption fee proceeds of $12,079 and $4,999, respectively.
[2]	Net of redemption fee proceeds of $4,707 and $962, respectively.
[3]	Net of redemption fee proceeds of $60,571 and $36,103, respectively.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30,				For the Period July 5, 2012* through June 30, 2013
	2017	2016	2015	2014
Net asset value, beginning of period	$14.02	$13.26	$13.15	$11.34	$10.00
Income from Investment Operations:
Net investment income[1]	0.25	0.24	0.23	0.24	0.23
Net realized and unrealized gain (loss) on investments	1.25	0.81	0.14	1.82	1.25
Total from investment operations	1.50	1.05	0.37	2.06	1.48

Less Distributions:
From net investment income	(0.25)	(0.20)	(0.22)	(0.21)	(0.16)
From net realized gain	-	(0.09)	(0.04)	(0.05)	- [2]
Total distributions	(0.25)	(0.29)	(0.26)	(0.26)	(0.16)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	0.01	0.02

Net asset value, end of period	$15.27	$14.02	$13.26	$13.15	$11.34

Total return[3]	10.81%	8.12%	2.82%	18.47%	15.16%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$63,983	$41,601	$29,825	$26,509	$6,542

Ratio of expenses to average net assets:
Before fees waived/recovered	1.21%	1.28%	1.45%	2.98%	18.30%[5]
After fees waived/recovered	1.23%	1.40%	1.40%	1.40%	1.40%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.76%	1.97%	1.65%	0.35%	(14.78)%[5]
After fees waived/recovered	1.74%	1.85%	1.70%	1.93%	2.12%[5]

Portfolio turnover rate	22%	27%	35%	33%	28%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included total returns would be lower.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30,				For the Period January 31, 2013* through June 30, 2013
	2017	2016	2015	2014
Net asset value, beginning of period	$13.92	$13.20	$13.08	$11.30	$10.67
Income from Investment Operations:
Net investment income[1]	0.14	0.14	0.13	0.14	0.07
Net realized and unrealized gain (loss) on investments	1.24	0.80	0.15	1.82	0.60
Total from investment operations	1.38	0.94	0.28	1.96	0.67

Less Distributions:
From net investment income	(0.15)	(0.13)	(0.12)	(0.13)	(0.04)
From net realized gain	-	(0.09)	(0.04)	(0.05)	-
Total distributions	(0.15)	(0.22)	(0.16)	(0.18)	(0.04)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	-

Net asset value, end of period	$15.15	$13.92	$13.20	$13.08	$11.30

Total return[3]	9.96%	7.27%	2.12%	17.51%	6.31%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$67,076	$45,801	$29,217	$9,205	$1,221

Ratio of expenses to average net assets:
Before fees waived/recovered	1.96%	2.03%	2.20%	3.73%	12.45%[5]
After fees waived/recovered	1.98%	2.15%	2.15%	2.15%	2.15%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.01%	1.22%	0.90%	(0.40)%	(8.87)%[5]
After fees waived/recovered	0.99%	1.10%	0.95%	1.18%	1.43%[5]

Portfolio turnover rate	22%	27%	35%	33%	28%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on redemptions of Class C shares made within 12 months of purchase. If the sales charge was included total returns would be lower.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30,				For the Period July 5, 2012* through June 30, 2013
	2017	2016	2015	2014
Net asset value, beginning of period	$14.06	$13.29	$13.16	$11.35	$10.00
Income from Investment Operations:
Net investment income[1]	0.29	0.28	0.26	0.26	0.27
Net realized and unrealized gain (loss) on investments	1.25	0.81	0.16	1.83	1.23
Total from investment operations	1.54	1.09	0.42	2.09	1.50

Less Distributions:
From net investment income	(0.29)	(0.23)	(0.26)	(0.23)	(0.15)
From net realized gain	-	(0.09)	(0.04)	(0.05)	- [2]
Total distributions	(0.29)	(0.32)	(0.30)	(0.28)	(0.15)

Redemption fee proceeds[1]	- [2]	- [2]	0.01	-	-

Net asset value, end of period	$15.31	$14.06	$13.29	$13.16	$11.35

Total return[3]	11.05%	8.41%	3.26%	18.74%	15.16%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$351,783	$205,134	$103,401	$666	$114

Ratio of expenses to average net assets:
Before fees waived/recovered	0.96%	1.03%	1.20%	2.73%	12.05%[5]
After fees waived/recovered	0.98%	1.15%	1.15%	1.15%	1.15%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	2.01%	2.22%	1.90%	0.60%	(8.49)%[5]
After fees waived/recovered	1.99%	2.10%	1.95%	2.18%	2.41%[5]

Portfolio turnover rate	22%	27%	35%	33%	28%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

18925 Base Camp Road, Monument, CO 80132 Tel: 888.883.2663 Fax: 719.488.4215 www.aamlive.com

AAM Select Income Fund

Annual Shareholder Letter: June 30, 2017

To the Shareholders and Directors of the AAM Select Income Fund:

The AAM Select Income Fund (the “Fund”) Class A, Class C and Class I increased 3.45% (0.37% net of load), 2.62% and 3.59% respectively for the Fund’s Fiscal Year ending June 30, 2017. Over the same period, the Bloomberg Barclays Credit Bond Index (the “Benchmark”) returned 1.84%.

Overview:
Last year, we laid out our view that credit spreads were attractive as the U.S. economy was growing at a trend-like 2.0-2.5% and the default environment going forward was likely to be benign. Over the last 12 months, that thesis benefited the Fund with its out-of-benchmark allocation to below investment grade corporates, an overweight to subordinated financials and other industrial sectors, which all generated strong performance. The Bloomberg Barclays High Yield Index’s option-adjusted spread (OAS), for instance, tightened 230 basis points to 364 basis points.  Security selection within the financial and pipeline sectors also drove material outperformance relative to the Fund’s benchmark. The Fund’s allocation to commercial mortgage-backed securities (CMBS) was also additive to the Fund’s outperformance. In the latter portion of the fiscal year, we used the rally in risk assets to reduce the magnitude of the Fund’s credit overweight as valuations converged with the constructive fundamental backdrop.

For calendar year 2017, we forecasted a U.S. gross domestic product (GDP) growth of about 2.4%, supported by continued strength in consumption and improvement in business investment. We also considered the potential for fiscal stimulus in the form of tax cuts and infrastructure spending, though we expect most of the benefit to be felt in 2018. First quarter GDP growth for the U.S. was finalized at 1.2%, and the second quarter rebounded to 2.6% as the majority of the inventory headwind has faded. Within the data, personal consumption continues its trend-like growth, thanks to a labor market nearing full employment, while business investment is showing signs of acceleration. Our expectation that the second half of 2017 will transpire in fashion similar to the second quarter underpins our full year forecast for growth in the 2.0-2.5% area.

In March and June of this year, the Federal Open Market Committee (FOMC) increased the Federal Funds target rate corridor by 25 basis points at each of the meetings to 1.00-1.25%, while also signalling the beginning of balance sheet normalization later this year. The lower bound of 1% is now just in line with the lowest level of rates reached during the 2000s rate-cutting cycle. Based on the Fed’s medium projections, they may raise rates one more time this year with continued rises penciled in thereafter. Market pricing remains far more skeptical and even a move in December is only partially factored in. Further, a plan for the Federal Reserve’s (Fed) balance sheet runoff has been outlined which involves a tiered adjustment in their securities holdings. Fed balance sheet reduction could begin in September should the economy progress as expected. Beyond looking at the likely interest rate and balance sheet profiles, we continue to watch for President Trump’s appointments to the Fed.

The pricing pressures that started to build in the second half of 2016 have reversed in recent months, which could potentially impact the Fed’s thinking and the direction of interest rates.  Labor market tightness, for instance, has yet to translate into wage pressures, and there may be structural reasons behind this phenomenon. At some point though, it seems reasonable to assume that a shrinking supply of available workers will cause the price of labor to rise. For now, however, real disposable incomes are improving and central banks have the opportunity to remove emergency stimulus in a gradual way. This gradual path may ultimately better protect the economy during the normalization of interest rates and further extend the current growth cycle.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

Our economic forecast, which calls for GDP growth of 2.0-2.5%, is supportive for credit as conditions exist for borrowers to continue to grow into their respective capital structures. That said, valuations largely reflect this favorable environment with credit spreads nearing their June 2014 cycle tights. Recognizing this fundamental backdrop, we continue to be overweight credit, albeit to a lesser degree than in prior periods. Among the various segments of the credit markets, we continue to look for opportunities to increase our allocation to structured securities, a gradual but deliberate shift.

Performance comparisons will be affected by changes in interest rates. Investment returns fluctuate due to changes in market conditions. Investment involves risk, including the possible loss of principal. No assurance can be given that the performance objectives of a given strategy will be achieved. Past performance is not indicative of future results.

[1]	The Barclays Capital Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, fixed income risk, credit risk, liquidity risk, high yield ("junk") bond risk, convertible securities risk, warrants risk, foreign investment risk, emerging market risk, currency risk, foreign sovereign risk, real estate investment trust risk, master limited partnership units risk, security lending risk, and management risk. Learn more about the principal risks of investing in the Fund.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity within the meaning of the Employee Retirement Income Security Act of 1974 (ERISA) and the Internal Revenue Code.  The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action.  Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisers.

The views in this report were those of Cutwater Investor Services Corp. under the brand Insight Investment, the Subadvisor, as of June 30, 2017, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

AAM Select Income Fund
FUND PERFORMANCE at June 30, 2017 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays Credit Bond Index and the Bloomberg Barclays Aggregate Bond Index. The Fund’s official benchmark is the Bloomberg Barclays Credit Bond Index. The Bloomberg Barclays Aggregate Bond Index was included for comparison purposes. The performance graph above is shown for the Fund’s Class I shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year. The Bloomberg Barclays Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2017	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	3.45%	3.48%	3.47%	04/19/13
Class C²	2.62%	2.75%	2.71%	04/19/13
Class I³	3.59%	3.80%	3.73%	04/19/13
After deducting maximum sales charge
Class A¹	0.37%	2.44%	2.72%	04/19/13
Class C²	1.62%	2.75%	2.71%	04/19/13
Bloomberg Barclays Credit Bond Index	1.84%	3.460%	2.96%	04/19/13
Bloomberg Barclays Aggregate Bond Index	-0.31%	2.48%	2.03%	04/19/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

Gross and net expense ratios for Class A shares were 1.53% and 1.00%, respectively, for Class C shares were 2.28% and 1.75%, respectively, and for Class I shares were 1.28% and 0.75%, respectively, which were stated in the current prospectus dated April 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.99%, 1.74% and 0.74% of the average daily net assets of the Class A, Class C and Class I shares of the Fund, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until October 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees.

AAM Select Income Fund
FUND PERFORMANCE at June 30, 2017 (Unaudited) – Continued

[1]
Maximum sales charge for Class A shares is 3.00%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM Select Income Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2017

Principal Amount		Value
	ASSET-BACKED SECURITIES – 10.3%
$270,000	Antares CLO 2017-1 Ltd. 4.281%, 7/20/2028[1,2,3]	$268,552
180,000	Avis Budget Rental Car Funding AESOP LLC 2.630%, 12/20/2021[1,2]	178,970
501,206	BCC Funding XIII LLC 2.200%, 12/20/2021[1,2]	501,079
33,074	CPS Auto Receivables Trust 2015-B 1.650%, 11/15/2019[1,2]	33,089
700,000	CPS Auto Receivables Trust 2015-C 2.550%, 2/18/2020[1,2]	703,322
369,000	CPS Auto Trust 2.110%, 3/15/2021[1,2]	367,641
197,500	Domino's Pizza Master Issuer LLC 3.484%, 10/25/2045[2]	199,461
115,716	DRB Prime Student Loan Trust 2016-B 2.890%, 6/25/2040[1,2]	115,697
525,000	DRB Prime Student Loan Trust 2017-A 2.850%, 5/27/2042[1,2]	523,895
164,000	Drive Auto Receivables Trust 2016-C 2.370%, 11/16/2020[1,2]	164,154
290,000	Golub Capital Partners CLO 19B-R Ltd. 3.742%, 7/26/2029[1,2,3]	289,985
188,000	Greystone Commercial Real Estate Notes 2017-FL1 Ltd. 2.709%, 3/15/2027[1,2,3]	186,800
250,000	IVY Hill Middle Market Credit Fund XII Ltd. 4.313%, 7/20/2029[1,2,3]	249,077
100,000	Kubota Credit Owner Trust 2016-1 1.500%, 7/15/2020[1,2]	99,374
397,000	Navistar Financial Dealer Note Master Owner Trust II 2.566%, 9/27/2021[2,3]	399,119
360,000	NextGear Floorplan Master Owner Trust 2.540%, 4/18/2022[1,2]	361,060
100,902	Sofi Consumer Loan Program 2017-3 LLC 2.770%, 5/25/2026[1,2]	101,420
275,000	Sofi Professional Loan Program 2017-C LLC 3.560%, 7/25/2040[1,2,3]	273,870
156,551	Spirit Master Funding LLC 5.760%, 3/20/2042[1,2]	164,837
	TAL Advantage V LLC
129,200	2.830%, 2/22/2038[1,2]	127,202
21,300	1.700%, 5/20/2039[1,2]	21,257
169,918	Textainer Marine Containers V Ltd. 3.720%, 5/20/2042[1,2]	171,314
105,000	Verizon Owner Trust 2016-1 1.420%, 1/20/2021[1,2]	104,480

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$341,875	VSE 2016-A VOI Mortgage LLC 2.540%, 7/20/2033[1,2]	$340,740

	TOTAL ASSET-BACKED SECURITIES (Cost $5,946,484)	5,946,395

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.7%
195,000	BLCP Hotel Trust 2.509%, 8/15/2029[1,2,3]	195,184
400,000	Citigroup Commercial Mortgage Trust 2013-375P 3.518%, 5/10/2035[2,3]	398,748
90,000	Citigroup Commercial Mortgage Trust 2016-P6 4.288%, 12/10/2049[1,3]	90,651
65,000	FREMF 2015-K44 Mortgage Trust 3.684%, 1/25/2048[1,2,3]	65,586
150,000	FREMF 2015-K45 Mortgage Trust 3.591%, 4/25/2048[1,2,3]	149,344
229,000	LMREC 2016-CRE2, Inc. 2.710%, 11/24/2031[1,2,3]	230,717
290,000	MSBAM Commercial Mortgage Securities Trust 2012-CKSV 4.289%, 10/15/2030[2,3]	292,567
110,805	Resource Capital Corp. 2015-CRE4 Ltd. 2.572%, 8/15/2032[1,2,3]	110,499

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,509,599)	1,533,296

	CORPORATE BONDS – 78.3%
	COMMUNICATIONS – 10.0%
500,000	America Movil S.A.B. de C.V. 3.125%, 7/16/2022	509,605
	AT&T, Inc.
210,000	4.500%, 5/15/2035[1]	206,596
550,000	4.750%, 5/15/2046[1]	539,332
650,000	Bharti Airtel International Netherlands B.V. 5.350%, 5/20/2024[2]	686,237
202,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.750%, 2/15/2026[1,2]	216,140
350,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, 7/23/2022[1]	372,913
99,000	Frontier Communications Corp. 8.500%, 4/15/2020	104,074
250,000	Historic TW, Inc. 9.150%, 2/1/2023	320,680
400,000	Orange S.A. 9.000%, 3/1/2031	605,025

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$105,000	Qwest Corp. 7.250%, 10/15/2035[1]	$104,826
200,000	SFR Group S.A. 6.250%, 5/15/2024[1,2]	211,250
67,000	Sirius XM Radio, Inc. 5.000%, 8/1/2027[1,2]	67,503
300,000	Sprint Communications, Inc. 7.000%, 3/1/2020[2]	329,346
250,000	Telefonica Europe B.V. 8.250%, 9/15/2030	350,711
64,000	Time Warner Cable, Inc. 6.550%, 5/1/2037	76,423
	Verizon Communications, Inc.
230,000	4.812%, 3/15/2039[2]	232,488
411,000	5.012%, 8/21/2054	404,472
131,000	4.672%, 3/15/2055	122,641
300,000	VTR Finance B.V. 6.875%, 1/15/2024[1,2]	318,000
		5,778,262

	CONSUMER DISCRETIONARY – 7.5%
148,992	American Airlines 2013-2 Class B Pass-Through Trust 5.600%, 1/15/2022[2]	155,510
268,000	American Airlines 2017-1 Class AA Pass-Through Trust 3.650%, 8/15/2030	276,040
113,014	British Airways 2013-1 Class B Pass-Through Trust 5.625%, 12/20/2021[2]	118,100
394,000	Delphi Corp. 4.150%, 3/15/2024[1]	413,755
410,000	ERAC USA Finance LLC 4.500%, 2/15/2045[1,2]	404,141
	Ford Motor Credit Co. LLC
500,000	1.724%, 12/6/2017	500,035
400,000	5.875%, 8/2/2021	446,053
125,000	Global Partners LP / GLP Finance Corp. 6.250%, 7/15/2022[1]	125,625
	McDonald's Corp.
24,000	3.700%, 1/30/2026[1]	24,855
250,000	4.450%, 3/1/2047[1]	262,972
329,000	Newell Brands, Inc. 4.200%, 4/1/2026[1]	349,328
201,387	U.S. Airways 2013-1 Class A Pass-Through Trust 3.950%, 5/15/2027	209,443

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$250,000	United Rentals North America, Inc. 5.500%, 7/15/2025[1]	$261,875
	Wyndham Worldwide Corp.
250,000	5.100%, 10/1/2025[1]	270,015
515,000	4.500%, 4/1/2027[1]	530,909
		4,348,656

	CONSUMER STAPLES – 3.9%
	Anheuser-Busch InBev Finance, Inc.
100,000	4.700%, 2/1/2036[1]	110,064
117,000	4.900%, 2/1/2046[1]	132,051
84,000	Constellation Brands, Inc. 2.700%, 5/9/2022[1]	83,897
500,000	CVS Health Corp. 5.125%, 7/20/2045[1]	573,197
500,000	Imperial Brands Finance PLC 3.500%, 2/11/2023[1,2]	510,400
363,000	Reckitt Benckiser Treasury Services PLC 3.000%, 6/26/2027[1,2]	358,199
145,000	Reynolds American, Inc. 4.450%, 6/12/2025[1]	155,346
51,000	Rite Aid Corp. 6.750%, 6/15/2021[1]	52,377
242,000	Smithfield Foods, Inc. 4.250%, 2/1/2027[1,2]	247,576
		2,223,107

	ENERGY – 12.2%
200,000	BG Energy Capital PLC 6.500%, 11/30/2072[1,3]	203,298
100,000	Cimarex Energy Co. 3.900%, 5/15/2027[1]	100,547
535,000	CITGO Petroleum Corp. 6.250%, 8/15/2022[1,2]	543,025
500,000	Columbia Pipeline Group, Inc. 4.500%, 6/1/2025[1]	532,244
	Enbridge, Inc.
363,000	5.500%, 12/1/2046[1]	406,020
180,000	6.000%, 1/15/2077[1,3]	189,000
114,000	Enterprise Products Operating LLC 7.034%, 1/15/2068[1,3]	116,736
100,000	IFM U.S. Colonial Pipeline 2 LLC 6.450%, 5/1/2021[1,2]	107,849

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$70,000	Kinder Morgan Energy Partners LP 9.000%, 2/1/2019	$77,217
250,000	Kinder Morgan, Inc. 8.050%, 10/15/2030	304,084
307,000	Marathon Petroleum Corp. 4.750%, 9/15/2044[1]	291,666
291,000	McDermott International, Inc. 8.000%, 5/1/2021[1,2]	293,182
	MPLX LP
515,000	4.875%, 6/1/2025[1]	546,105
253,000	5.200%, 3/1/2047[1]	260,559
250,000	Noble Energy, Inc. 3.900%, 11/15/2024[1]	256,891
50,000	Petrobras Global Finance B.V. 7.375%, 1/17/2027	52,900
	Petroleos Mexicanos
160,000	5.500%, 6/27/2044	141,440
318,000	6.750%, 9/21/2047	321,142
260,000	Regency Energy Partners LP / Regency Energy Finance Corp. 6.500%, 7/15/2021[1]	265,200
243,000	Sabine Pass Liquefaction LLC 4.200%, 3/15/2028[1,2]	245,506
455,000	Shell International Finance B.V. 4.000%, 5/10/2046	449,274
196,000	Spectra Energy Partners LP 3.375%, 10/15/2026[1]	191,583
123,000	Sunoco LP / Sunoco Finance Corp. 6.250%, 4/15/2021[1]	128,535
187,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.125%, 2/1/2025[1,2]	192,610
72,000	Tesoro Corp. 4.750%, 12/15/2023[1,2]	77,580
	Williams Partners LP
348,000	4.300%, 3/4/2024[1]	361,980
152,000	4.000%, 9/15/2025[1]	154,798
250,000	4.900%, 1/15/2045[1]	250,328
		7,061,299

	FINANCIALS – 26.1%
175,000	Allstate Corp. 6.500%, 5/15/2067[1,3]	205,188
70,000	American Financial Group, Inc. 9.875%, 6/15/2019	79,984

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$325,000	American International Group, Inc. 8.175%, 5/15/2068[1,3]	$438,750
	Bank of America Corp.
350,000	4.100%, 7/24/2023	370,517
650,000	4.450%, 3/3/2026	676,484
200,000	5.875%, 2/7/2042	250,634
210,000	Barclays PLC 4.836%, 5/9/2028[1]	214,681
143,000	Bear Stearns Cos. LLC 6.400%, 10/2/2017	144,648
266,000	Brighthouse Financial, Inc. 4.700%, 6/22/2047[1,2]	262,604
750,000	Canadian Imperial Bank of Commerce 1.743%, 9/6/2019[3]	753,321
280,000	Capital One Financial Corp. 3.750%, 7/28/2026[1]	273,232
	Citigroup, Inc.
250,000	3.500%, 5/15/2023	253,645
515,000	2.632%, 9/1/2023[1,3]	524,564
309,000	5.300%, 5/6/2044	349,658
239,000	GE Capital International Funding Co. 2.342%, 11/15/2020	240,911
	Goldman Sachs Group, Inc.
159,000	5.950%, 1/15/2027	185,588
500,000	2.922%, 10/28/2027[1,3]	519,763
250,000	6.750%, 10/1/2037	324,510
250,000	Goodman U.S. Finance One LLC 6.375%, 4/15/2021[2]	279,932
395,000	HSBC Capital Funding LP 10.176%, 6/30/2030[1,2,3,4]	621,382
350,000	ING Bank N.V. 4.125%, 11/21/2023[1,3]	355,040
	Intesa Sanpaolo S.p.A.
200,000	3.875%, 1/15/2019	204,934
500,000	5.710%, 1/15/2026[2]	527,917
	JPMorgan Chase & Co.
208,000	7.900%, 4/30/2018[1,3,4]	216,216
184,000	4.950%, 3/25/2020	197,336
	Liberty Mutual Group, Inc.
362,000	4.151%, 3/7/2067[1,2,3]	352,950
250,000	7.800%, 3/7/2087[2]	311,407
236,000	Massachusetts Mutual Life Insurance Co. 4.900%, 4/1/2077[2]	252,307

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
	MetLife, Inc.
$215,000	6.400%, 12/15/2066[1]	$248,325
200,000	10.750%, 8/1/2069[1]	333,000
	Morgan Stanley
250,000	5.500%, 7/24/2020	272,953
850,000	4.875%, 11/1/2022	922,884
100,000	2.553%, 10/24/2023[1,3]	101,736
150,000	5.000%, 11/24/2025	163,119
194,000	Nasdaq, Inc. 3.850%, 6/30/2026[1]	196,844
379,000	PNC Financial Services Group, Inc. 5.000%, 11/1/2026[1,3,4]	390,370
266,000	Principal Financial Group, Inc. 3.100%, 11/15/2026[1]	262,103
530,000	Prudential Financial, Inc. 5.200%, 3/15/2044[1,3]	561,800
300,000	Royal Bank of Scotland Group PLC 7.640%, 9/30/2017[1,3,4]	288,000
100,000	SAFG Retirement Services, Inc. 8.125%, 4/28/2023	125,492
657,000	Svenska Handelsbanken A.B. 1.713%, 9/6/2019[3]	659,853
156,000	Synchrony Financial 2.600%, 1/15/2019[1]	156,833
34,000	Trinity Acquisition PLC 4.400%, 3/15/2026[1]	35,503
250,000	UBS A.G. 7.625%, 8/17/2022	293,500
	Wells Fargo & Co.
350,000	4.480%, 1/16/2024	375,147
250,000	5.875%, 6/15/2025[1,3,4]	275,493
		15,051,058

	HEALTH CARE – 4.4%
	Actavis Funding SCS
400,000	3.800%, 3/15/2025[1]	413,740
91,000	4.750%, 3/15/2045[1]	98,232
500,000	Celgene Corp. 3.875%, 8/15/2025[1]	522,175
500,000	HCA, Inc. 5.375%, 2/1/2025	527,400
190,000	MEDNAX, Inc. 5.250%, 12/1/2023[1,2]	195,700
	Mylan N.V.
310,000	3.950%, 6/15/2026[1]	314,104

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	HEALTH CARE (Continued)
	Mylan N.V. (Continued)
$430,000	5.250%, 6/15/2046[1]	$470,377
		2,541,728

	INDUSTRIALS – 1.2%
	General Electric Co.
218,000	5.000%, 1/21/2021[1,3,4]	231,385
84,000	5.300%, 2/11/2021	92,895
100,000	Heathrow Funding Ltd. 4.875%, 7/15/2023[2]	107,438
186,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. 3.400%, 11/15/2026[1,2]	182,777
50,000	Sydney Airport Finance Co. Pty Ltd. 3.375%, 4/30/2025[1,2]	49,873
		664,368

	MATERIALS – 3.8%
255,000	Aleris International, Inc. 9.500%, 4/1/2021[1,2]	262,214
380,000	BHP Billiton Finance USA Ltd. 6.750%, 10/19/2075[1,2,3]	434,184
30,000	FMG Resources August 2006 Pty Ltd. 4.750%, 5/15/2022[1,2]	30,113
500,000	Glencore Funding LLC 4.125%, 5/30/2023[2]	513,045
65,000	International Paper Co. 5.150%, 5/15/2046[1]	72,442
500,000	Potash Corp. of Saskatchewan, Inc. 3.625%, 3/15/2024[1]	506,376
159,000	Teck Resources Ltd. 5.200%, 3/1/2042[1]	147,870
200,000	Vale Overseas Ltd. 5.875%, 6/10/2021	214,700
		2,180,944

	TECHNOLOGY – 2.6%
57,000	j2 Cloud Services LLC / j2 Global Co.-Obligor, Inc. 6.000%, 7/15/2025[1,2]	58,710
137,000	Microsoft Corp. 4.500%, 2/6/2057[1]	150,837
525,000	NXP B.V. / NXP Funding LLC 3.875%, 9/1/2022[2]	546,656
500,000	Oracle Corp. 3.850%, 7/15/2036[1]	516,880

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
$214,000	QUALCOMM, Inc. 3.250%, 5/20/2027[1]	$214,489
		1,487,572
	UTILITIES – 6.6%
170,000	Black Hills Corp. 3.950%, 1/15/2026[1]	175,277
102,000	Consumers Energy Co. 3.250%, 8/15/2046[1]	93,504
262,000	Duquesne Light Holdings, Inc. 6.400%, 9/15/2020[2]	291,973
112,000	Electricite de France S.A. 5.250%, 1/29/2023[1,2,3,4]	114,912
400,000	Enel Finance International N.V. 4.750%, 5/25/2047[2]	411,584
248,000	Exelon Corp. 3.400%, 4/15/2026[1]	247,164
200,000	FirstEnergy Corp. 7.375%, 11/15/2031	263,131
110,000	4.850%, 7/15/2047[1]	111,596
504,000	Great Plains Energy, Inc. 3.900%, 4/1/2027[1]	509,859
44,000	4.850%, 4/1/2047[1]	45,276
230,000	Kansas City Power & Light Co. 4.200%, 6/15/2047[1]	234,234
262,000	NextEra Energy Capital Holdings, Inc. 7.300%, 9/1/2067[1,3]	263,643
	Southern Co. Gas Capital Corp.
426,000	5.875%, 3/15/2041[1]	515,385
121,000	3.950%, 10/1/2046[1]	115,498
282,000	4.400%, 5/30/2047[1]	287,621
110,000	Southern Power Co. 5.250%, 7/15/2043	117,063
		3,797,720
	TOTAL CORPORATE BONDS (Cost $44,188,160)	45,134,714
	MUNICIPAL BONDS – 0.7%
260,000	State of California 7.550%, 4/1/2039	396,947
	TOTAL MUNICIPAL BONDS (Cost $367,039)	396,947

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	U.S. GOVERNMENT AND AGENCIES – 3.6%
$49,591	Fannie Mae Pool 6.000%, 7/1/2040	$57,682
578,100	United States Treasury Bond 3.000%, 2/15/2047	596,346
307,503	United States Treasury Inflation Indexed Bonds 1.000%, 2/15/2046	307,227
	United States Treasury Note
296,500	1.250%, 4/30/2019	295,770
201,000	1.875%, 2/28/2022	201,244
307,700	1.875%, 4/30/2022	307,640
143,100	1.750%, 5/31/2022	142,262
141,900	2.000%, 5/31/2024	140,758
	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost $2,042,277)	2,048,929

Number of Shares
	PREFERRED STOCKS – 0.5%
	FINANCIALS – 0.5%
2,800	CoBank ACB 6.250%[1,2,3]	291,025
	TOTAL PREFERRED STOCKS (Cost $299,688)	291,025
	SHORT-TERM INVESTMENTS – 3.1%
1,813,376	Federated Treasury Obligations Fund, 0.82%[5]	1,813,376
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,813,376)	1,813,376
	TOTAL INVESTMENTS – 99.2% (Cost $56,166,623)	57,164,682
	Other Assets in Excess of Liabilities – 0.8%	466,397
	TOTAL NET ASSETS – 100.0%	$57,631,079

LP – Limited Partnership
PLC – Public Limited Company

AAM Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

[1]	Callable.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $18,802,385.

[3]	Variable, floating, or step rate security.
[4]	Perpetual security. Date shown is next call date.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM Select Income Fund
SUMMARY OF INVESTMENTS
As of June 30, 2017

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
Financials	26.1%
Energy	12.2%
Communications	10.0%
Consumer Discretionary	7.5%
Utilities	6.6%
Health Care	4.4%
Consumer Staples	3.9%
Materials	3.8%
Technology	2.6%
Industrials	1.2%
Total Corporate Bonds	78.3%
Asset-Backed Securities	10.3%
U.S. Government and Agencies	3.6%
Commercial Mortgage-Backed Securities	2.7%
Municipal Bonds	0.7%
Preferred Stocks
Financials	0.5%
Total Preferred Stocks	0.5%
Short-Term Investments	3.1%
Total Investments	99.2%
Other Assets in Excess of Liabilities	0.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM Select Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2017

Assets:
Investments, at value (cost $56,166,623)	$57,164,682
Receivables:
Securities sold	23,000
Fund shares sold	10,000
Dividends and interest	596,033
Prepaid expenses	42,957
Total assets	57,836,672

Liabilities:
Payables:
Investment securities purchased	142,640
Advisory fees	208
Shareholder servicing fees (Note 7)	4,859
Distribution fees - Class A (Note 8)	2,238
Distribution fees - Class C (Note 8)	1,966
Auditing fees	17,451
Fund accounting fees	10,802
Fund administration fees	9,022
Transfer agent fees and expenses	3,522
Chief Compliance Officer fees	1,203
Trustees' fees and expenses	1,135
Custody fees	177
Accrued other expenses	10,370
Total liabilities	205,593

Net Assets	$57,631,079

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$57,229,314
Accumulated net investment income	148,464
Accumulated net realized loss on investments	(744,758)
Net unrealized appreciation on investments	998,059
Net Assets	$57,631,079

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$10,892,130
Number of shares issued and outstanding	1,072,566
Net asset value per share[1]	$10.16
Maximum sales charge (3.00% of offering price)[2]	0.31
Maximum offering price to public	$10.47

Class C Shares:
Net assets applicable to shares outstanding	$2,389,241
Number of shares issued and outstanding	235,308
Net asset value per share[3]	$10.15

Class I Shares:
Net assets applicable to shares outstanding	$44,349,708
Number of shares issued and outstanding	4,361,008
Net asset value per share	$10.17

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM Select Income Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2017

Investment Income:
Dividends	$17,500
Interest	1,970,908
Total investment income	1,988,408

Expenses:
Advisory fees	257,670
Fund accounting fees	98,478
Fund administration fees	76,309
Transfer agent fees and expenses	56,591
Registration fees	50,441
Legal fees	31,891
Distribution fees - Class A (Note 8)	27,173
Distribution fees - Class C (Note 8)	19,713
Auditing fees	17,451
Custody fees	11,494
Chief Compliance Officer fees	11,297
Shareholder reporting fees	9,852
Miscellaneous	9,532
Trustees' fees and expenses	8,743
Shareholder servicing fees (Note 7)	8,734
Insurance fees	1,296

Total expenses	696,665
Advisory fees waived	(257,670)
Other expenses absorbed	(10,758)
Net expenses	428,237
Net investment income	1,560,171

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(327,019)
Net change in unrealized appreciation/depreciation on investments	292,207
Net realized and unrealized loss on investments	(34,812)

Net Increase in Net Assets from Operations	$1,525,359

See accompanying Notes to Financial Statements.

AAM Select Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,560,171	$1,127,572
Net realized loss on investments	(327,019)	(134,111)
Net change in unrealized appreciation/depreciation on investments	292,207	967,890
Net increase in net assets resulting from operations	1,525,359	1,961,351

Distributions to Shareholders:
From net investment income:
Class A	(288,658)	(46,201)
Class C	(39,562)	(13,412)
Class I	(1,155,306)	(986,704)
Total distributions to shareholders	(1,483,526)	(1,046,317)

Capital Transactions:
Net proceeds from shares sold:
Class A	14,796,124	2,763,806
Class C	2,154,367	518,111
Class I	17,962,574	5,437,523
Reinvestment of distributions:
Class A	267,778	39,855
Class C	23,736	9,983
Class I	1,101,181	981,340
Cost of shares redeemed:
Class A1	(6,141,901)	(1,729,118)
Class C2	(459,511)	(159,426)
Class I3	(6,540,816)	(6,235,835)
Net increase in net assets from capital transactions	23,163,532	1,626,239

Total increase in net assets	23,205,365	2,541,273

Net Assets:
Beginning of period	34,425,714	31,884,441
End of period	$57,631,079	$34,425,714

Accumulated net investment income	$148,464	$96,704

Capital Share Transactions:
Shares sold:
Class A	1,455,901	279,519
Class C	211,728	52,683
Class I	1,777,811	554,138
Shares reinvested:
Class A	26,717	4,096
Class C	2,366	1,027
Class I	109,494	100,823
Shares redeemed:
Class A	(615,430)	(180,589)
Class C	(45,732)	(16,792)
Class I	(657,432)	(646,723)
Net increase from capital share transactions	2,265,423	148,182

[1]	Net of redemption fee proceeds of $8,070 and $0, respectively.
[2]	Net of redemption fee proceeds of $1,734 and $0, respectively.
[3]	Net of redemption fee proceeds of $13,739 and $17,384, respectively.

See accompanying Notes to Financial Statements.

AAM Select Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30,				For the Period April 19, 2013* through June 30, 2013
	2017	2016	2015	2014
Net asset value, beginning of period	$10.10	$9.80	$10.03	$9.56	$10.00
Income from Investment Operations:
Net investment income[1]	0.29	0.30	0.29	0.34	0.06
Net realized and unrealized gain (loss) on investments	0.04	0.28	(0.19)	0.46	(0.47)
Total from investment operations	0.33	0.58	0.10	0.80	(0.41)

Less Distributions:
From net investment income	(0.28)	(0.28)	(0.33)	(0.33)	(0.03)

Redemption fee proceeds[1]	0.01	-	-	-	-

Net asset value, end of period	$10.16	$10.10	$9.80	$10.03	$9.56

Total return[2]	3.45%	6.10%	0.96%	8.59%	(4.11)%[3]

Ratios and Supplemental Data:
Net assets, end of period	$10,892,130	$2,074,780	$1,003,028	$40,623	$479

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.51%	1.70%	1.94%	2.29%	2.37%[4]
After fees waived and expenses absorbed	0.99%	0.99%	0.99%	0.99%	0.99%[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.35%	2.41%	1.97%	2.10%	1.50%[4]
After fees waived and expenses absorbed	2.87%	3.12%	2.92%	3.40%	2.88%[4]

Portfolio turnover rate	68%	45%	38%	32%	15%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.00% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

AAM Select Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30,				For the Period April 19, 2013* through June 30, 2013
	2017	2016	2015	2014
Net asset value, beginning of period	$10.10	$9.79	$10.02	$9.55	$10.00
Income from Investment Operations:
Net investment income[1]	0.21	0.23	0.21	0.26	0.04
Net realized and unrealized gain (loss) on investments	0.04	0.29	(0.18)	0.46	(0.46)
Total from investment operations	0.25	0.52	0.03	0.72	(0.42)
Less Distributions:
From net investment income	(0.21)	(0.21)	(0.26)	(0.25)	(0.03)

Redemption fee proceeds[1]	0.01	-	-	-	-

Net asset value, end of period	$10.15	$10.10	$9.79	$10.02	$9.55

Total return[2]	2.62%	5.47%	0.23%	7.69%	(4.24)%[3]

Ratios and Supplemental Data:
Net assets, end of period	$2,389,241	$676,168	$294,068	$516	$479

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.26%	2.45%	2.69%	3.04%	3.12%[4]
After fees waived and expenses absorbed	1.74%	1.74%	1.74%	1.74%	1.74%[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.60%	1.66%	1.22%	1.35%	0.75%[4]
After fees waived and expenses absorbed	2.12%	2.37%	2.17%	2.65%	2.13%[4]

Portfolio turnover rate	68%	45%	38%	32%	15%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

AAM Select Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30,				For the Period April 19, 2013* through June 30, 2013
	2017	2016	2015	2014
Net asset value, beginning of period	$10.12	$9.79	$10.02	$9.56	$10.00
Income from Investment Operations:
Net investment income[1]	0.31	0.33	0.32	0.35	0.06
Net realized and unrealized gain (loss) on investments	0.05	0.29	(0.20)	0.46	(0.47)
Total from investment operations	0.36	0.62	0.12	0.81	(0.41)

Less Distributions:
From net investment income	(0.31)	(0.30)	(0.35)	(0.35)	(0.03)

Redemption fee proceeds[1]	- [5]	0.01	- [5]	-	-

Net asset value, end of period	$10.17	$10.12	$9.79	$10.02	$9.56

Total return[2]	3.59%	6.65%	1.22%	8.73%	(4.09)%[3]
Ratios and Supplemental Data:
Net assets, end of period	$44,349,708	$31,674,766	$30,587,345	$26,079,777	$23,979,006

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.26%	1.45%	1.69%	2.04%	2.12%[4]
After fees waived and expenses absorbed	0.74%	0.74%	0.74%	0.74%	0.74%[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.60%	2.66%	2.22%	2.35%	1.75%[4]
After fees waived and expenses absorbed	3.12%	3.37%	3.17%	3.65%	3.13%[4]

Portfolio turnover rate	68%	45%	38%	32%	15%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

AAM Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2017

Note 1 – Organization
AAM/Bahl & Gaynor Income Growth Fund (‘‘Bahl & Gaynor Income Growth” or “Bahl & Gaynor Income Growth Fund’’) and AAM Select Income Fund (formerly known as the AAM/Cutwater Select Income Fund) (“Select Income” or “Select Income Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Bahl & Gaynor Income Growth Fund’s primary investment objective is current and growing income, secondarily downside protection and thirdly long-term capital appreciation.  The Fund currently offers four classes of shares: Class A, Class C, Class T and Class I.  The Fund’s Class A and Class I shares commenced operations on July 5, 2012.  The Fund’s Class C shares commenced operations on January 31, 2013. Class T shares are not currently available for purchase.

The Select Income Fund’s primary investment objective is to seek current income.  The Fund currently offers four classes of shares: Class A, Class C, Class T and Class I.  The Fund commenced investment operations on April 19, 2013. Class T shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld.  The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the open tax years ended June 30, 2014-2016 and as of and during the year ended June 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Funds will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Bahl & Gaynor Income Growth Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Bahl & Gaynor, Inc. (the “Sub‐Advisor”) to manage the Bahl & Gaynor Income Growth Fund and pays the Sub‐Advisor from its advisory fees.  Under the terms of the Agreement, the Select Income Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor has engaged Cutwater Investor Services Corp. under the brand Insight Investment (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

The Funds’ advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.23%, 1.98% and 0.98% of the average daily net assets of the Bahl & Gaynor Income Growth Fund's Class A, Class C and Class I Shares, respectively, and 0.99%, 1.74% and 0.74% of the average daily net assets of the Select Income Fund's Class A, Class C and Class I Shares, respectively. This agreement is in effect until October 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended June 30, 2017, the Advisor recovered $88,899 of its previously waived advisory fees and other absorbed expenses for the Bahl & Gaynor Income Growth Fund. For the year ended June 30, 2017, the Advisor waived all of its fees and absorbed other expenses totaling $268,428 for the Select Income Fund. The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.  The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

	Bahl & Gaynor Income Growth Fund	Select Income Fund
2018	$51,145	$254,571
2019	-	240,607
2020	-	268,428
Total	$51,145	$763,606

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2017, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2017, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

	Bahl & Gaynor Income Growth Fund	Select Income Fund
Cost of investments	$425,951,876	$56,166,924

Gross unrealized appreciation	64,377,296	1,363,122
Gross unrealized depreciation	(3,026,957)	(365,364)

Net unrealized appreciation	$61,350,339	$997,758

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid in Capital	Undistributed Accumulated Net Investment Loss	Accumulated Undistributed Net Realized Gain
Bahl & Gaynor Income Growth Fund	$1	$(77,164)	$77,163
Select Income Fund	$337	$(24,885)	$24,548

As of June 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Bahl & Gaynor I ncome Growth Fund	Select Income Fund
Undistributed ordinary income	$530,244	$148,464
Undistributed long-term capital gains	-	-
Tax accumulated earnings	530,244	148,464

Accumulated capital and other losses	(7,590,713)	(744,457)
Unrealized appreciation on investments	61,350,339	997,758
Total accumulated earnings	$54,289,870	$401,765

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

The tax character of the distributions paid during the fiscal years ended June 30, 2017, and June 30, 2016 were as follows:

	Bahl & Gaynor Income Growth Fund		Select Income Fund
	2017	2016	2017	2016
Distributions paid from:
Ordinary income	$6,901,853	$3,586,167	$1,483,526	$1,046,317
Net long-term capital gains	-	886,527	-	-
Total distributions paid	$6,901,853	$4,472,694	$1,483,526	$1,046,317

At June 30, 2017, the Bahl & Gaynor Income Growth Fund had $5,182,890 of accumulated short term capital loss carryforward and $2,407,823 of accumulated long term capital loss carryforward. At June 30, 2017, the Select Income Fund had $598,593 of accumulated short term capital loss carryforward and $145,864 of accumulated long term capital loss carryforward. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2017 and the year ended June 30, 2016, redemption fees were as follows:

	2017	2016
Bahl & Gaynor Income Growth Fund	$77,357	$42,064
Select Income Fund	23,543	17,384

Note 6 – Investment Transactions
For the year ended June 30, 2017, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Bahl & Gaynor Income Growth Fund	$238,214,127	$84,102,124
Select Income Fund	55,821,342	33,156,220

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% and 0.10%, respectively, for the Bahl & Gaynor Income Growth Fund and Select Income Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, each Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2017, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of June 30, 2017, in valuing the Funds’ assets carried at fair value:

Bahl & Gaynor Income Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$472,854,181	$-	$-	$472,854,181
Short-Term Investments	14,448,034	-	-	14,448,034
Total Investments	$487,302,215	$-	$-	$487,302,215

Select Income Fund	Level 1	Level 2	Level 3**	Total
Investments
Asset-Backed Securities	$-	$5,946,395	$-	$5,946,395
Commercial Mortgage-Backed Securities	-	1,533,296	-	1,533,296
Corporate Bonds[1]	-	45,134,714	-	45,134,714
Municipal Bonds	-	396,947	-	396,947
U.S. Government and Agencies	-	2,048,929	-	2,048,929
Preferred Stocks	-	291,025	-	291,025
Short-Term Investments	1,813,376	-	-	1,813,376
Total Investments	$1,813,376	$55,351,306	$-	$57,164,682

[1]	For a detailed break-out of common stocks and corporate bonds by major industry classification, please refer to the Schedules of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period.  There were no transfers between Levels at period end.

Note 11 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Note 12 – Recently Issued Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Investment Managers Series Trust
and the Shareholders of the AAM Funds

We have audited the accompanying statements of assets and liabilities of the AAM/Bahl & Gaynor Income Growth Fund and AAM Select Income Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and with respect to AAM/Bahl & Gaynor Income Growth Fund the financial highlights for each of the four years in the period then ended and for the period July 5, 2012 (commencement of operations) to June 30, 2013, and with respect to AAM Select Income Fund the financial highlights for each of the four years in the period then ended and for the period April 19, 2013 (commencement of operations) to June 30, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AAM/Bahl & Gaynor Income Growth Fund and AAM  Select Income Fund as of June 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2017

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the fiscal year ended June 30, 2017, 100.00% and 1.14% of the dividends to be paid from net investment income, including short-term capital gains qualifies for dividends received deduction available to corporate shareholders of the Bahl & Gaynor Income Growth Fund and Select Income Fund, respectively.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, Bahl & Gaynor Income Growth Fund, designates income dividends of 100.00% and 1.14%, respectively, as qualified dividend income paid during the fiscal year ended June 30, 2017.

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	3	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	3	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young[a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	3	None.

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	3	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	3	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).
Officers of the Trust:
Maureen Quill[a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officer of the Trust:
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
		N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
d
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds managed by the same investment advisor.  The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

AAM Funds
SUPPLEMENTAL INFORMATION  (Unaudited) – Continued

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement
At an in-person meeting held on March 15-16, 2017, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”) for an additional one-year term from when it otherwise would expire, with respect to the following series of the Trust (the “Funds”): the AAM/Bahl & Gaynor Income Growth Fund (the “Bahl & Gaynor Fund”) and the AAM Select Income Fund (the “AAM Select Fund”).  The Board and the Independent Trustees also approved renewal of the following Sub-Advisory Agreements (the “Sub-Advisory Agreements”), for additional one-year terms from when they otherwise would expire, between the Investment Advisor and each of: Bahl & Gaynor, Inc. (“Bahl & Gaynor”) with respect the Bahl & Gaynor Fund (the “Bahl & Gaynor Sub-Advisory Agreement”), and Insight Investment (“Insight”) with respect to the AAM Select Fund (the “Insight Sub-Advisory Agreement”).  The Advisory Agreement and the Sub-Advisory Agreements are referred to below as the “Fund Advisory Agreements.”  In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal of the Fund Advisory Agreements was in the best interests of each Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Funds and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisors, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisors; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Peer Group”) from its relevant fund universe (each a “Fund Universe”) for various periods ended December 31, 2016; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe.  The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor or the Sub-Advisors were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving renewal of each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

AAM Funds
SUPPLEMENTAL INFORMATION  (Unaudited) – Continued

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund.  The materials they reviewed indicated the following:

•
The Bahl & Gaynor Fund’s total return for the one-year period was above the median returns of the Peer Group and the Large Blend Fund Universe, but below the returns of the S&P 500 Index and Russell 1000 Index by 0.01% and 0.10%, respectively. The Fund’s annualized total return for the three-year period was above the median returns of the Peer Group and Fund Universe, but below the returns of the Russell 1000 Index and the S&P 500 Index by 0.75% and 1.03%, respectively.  The Trustees noted that the Fund’s volatility of returns, as measured by its standard deviation, was in the lowest quartile of funds in the Peer Group and Fund Universe and lower than the volatility of returns of both Indices for the one- and three-year periods.

•
The AAM Select Fund’s annualized total returns for the one- and three-year periods were above the returns of the Bloomberg Barclays U.S. Credit Index, and above the median returns of the Peer Group and Intermediate-Term Bond Fund Universe.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure.  In addition, the Board considered the respective roles of the Investment Advisor and each Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Funds and oversees the Sub-Advisors with respect to the Funds’ operations, including monitoring the investment and trading activities of each Sub-Advisor, and monitoring each Fund’s compliance with its investment policies; and that each Sub-Advisor’s responsibilities include day-to-day portfolio management.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios
With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•
The Bahl & Gaynor Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and the same as the Large Blend Fund Universe median.  The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor.  The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median but higher than the Fund Universe median by 0.20%. The Trustees noted, however, that the average net assets of funds in the Fund Universe were significantly larger than the average net assets of the Fund.  The Trustees also considered that effective July 1, 2016, the Investment Advisor had reduced the expense cap for each class of the Fund by 0.17% in order to make the Fund more attractive to prospective shareholders.

AAM Funds
SUPPLEMENTAL INFORMATION  (Unaudited) – Continued

•
The AAM Select Fund’s annual investment advisory fee (gross of fee waivers) was higher than the Peer Group median by 0.075% and the Intermediate-Term Bond Fund Universe median by 0.10%.  The Trustees noted, however, that in addition to waiving its entire advisory fee, the Investment Advisor had subsidized certain of the Fund’s operating expenses for the year ended December 31, 2016.  The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor.  The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.14% and 0.24%, respectively.  The Trustees noted, however, that the average net assets of funds in the Peer Group and Fund Universe were significantly larger than the average net assets of the Fund.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended December 31, 2016, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the AAM Select Fund, and had recouped fees previously waived for the Bahl & Gaynor Fund. The Board considered that the Investment Advisor had not realized any profit with respect to the AAM Select Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Bahl & Gaynor Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds (other than its receipt of investment advisory fees), including research received from any broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

AAM Funds
SUPPLEMENTAL INFORMATION  (Unaudited) – Continued

Bahl & Gaynor, Inc.

Nature, Extent and Quality of Services
The Board considered the overall quality of services provided by Bahl & Gaynor to the Bahl & Gaynor Fund.  In doing so, the Board considered Bahl & Gaynor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of Bahl & Gaynor’s organization and operations, and its compliance structure.  The Board’s observations regarding the performance of the Fund are described above.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Bahl & Gaynor to the Bahl & Gaynor Fund were satisfactory.

Sub-Advisory Fee
The Board reviewed information regarding the sub-advisory fee charged by Bahl & Gaynor with respect to the Bahl & Gaynor Fund, which they noted was less than Bahl & Gaynor’s standard fee schedule to manage institutional separate accounts using the same strategy as the Fund.  The Board noted that the Investment Advisor pays Bahl & Gaynor’s sub-advisory fee out of the Investment Advisor’s advisory fee, and considered the relative levels and types of services provided by Bahl & Gaynor and the Investment Advisor.  The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Bahl & Gaynor under the Bahl & Gaynor Sub-Advisory Agreement was fair and reasonable in light of the services provided by Bahl & Gaynor to the Bahl & Gaynor Fund.

Benefits to the Sub-Advisor
The Board considered the benefits received by Bahl & Gaynor as a result of its relationship with the Bahl & Gaynor Fund (other than the receipt of its sub-advisory fee), including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Bahl & Gaynor’s compliance program, and the intangible benefits of Bahl & Gaynor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Insight Investment

Nature, Extent and Quality of Services
The Board considered the overall quality of services provided by Insight to the AAM Select Fund.  In doing so, the Board considered Insight’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of Insight’s organization and operations, and its compliance structure.  The Board’s observations regarding the performance of the Fund are described above.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Insight to the AAM Select Fund were satisfactory.

AAM Funds
SUPPLEMENTAL INFORMATION  (Unaudited) – Continued

Sub-Advisory Fee
The Board reviewed information regarding the sub-advisory fee charged by Insight with respect to the AAM Select Fund and noted that it was the same as the advisory fee Insight charges to manage two other mutual funds, one of which has the same strategy as the AAM Select Fund, and the other of which has a strategy similar to that of the Fund.  The Board noted that the Investment Advisor pays Insight’s sub-advisory fee out of the Investment Advisor’s advisory fee, and considered the relative levels and types of services provided by Insight and the Investment Advisor. The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Insight under the Insight Sub-Advisory Agreement was fair and reasonable in light of the services provided by Insight to the AAM Select Fund.

Benefits to the Sub-Advisor
The Board considered the benefits received by Insight as a result of its relationship with the AAM Select Fund (other than the receipt of its sub-advisory fee), including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Insight’s compliance program, and the intangible benefits of Insight’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Fund Advisory Agreements with respect to the applicable Funds.

AAM Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2017 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Bahl & Gaynor Income Growth Fund		1/1/17	6/30/17	1/1/17 – 6/30/17
Class A	Actual Performance	$1,000.00	$1,076.40	$6.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.16
Class C	Actual Performance	1,000.00	1,072.40	10.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.97	9.90
Class I	Actual Performance	1,000.00	1,077.20	5.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.93	4.91

*
Expenses are equal to the Fund’s annualized expense ratios of 1.23%, 1.98% and 0.98% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to

AAM Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended June 30, 2017 (Unaudited)

reflect the six month period). The expense ratios reflect a recovery of previously waived fees and absorbed expenses.  Assumes all dividends and distributions were reinvested.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Select Income Fund		1/1/17	6/30/17	1/1/17 – 6/30/17
Class A	Actual Performance	$1,000.00	$1,041.00	$5.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	4.96
Class C	Actual Performance	1,000.00	1,036.90	8.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.17	8.69
Class I	Actual Performance	1,000.00	1,042.00	3.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.13	3.71

*
Expenses are equal to the Fund’s annualized expense ratios of 0.99%, 1.74% and 0.74% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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AAM Funds
Each a series of Investment Managers Series Trust

Investment Advisor
Advisors Asset Management, Inc.
18925 Base Camp Road, Suite 203
Monument, Colorado 80132

Sub-Advisor
Bahl & Gaynor, Inc.
255 East Fifth Street, Suite 2700
Cincinnati, Ohio 45202

Sub-Advisor
Insight Investment
200 Park Avenue, 7th Floor
New York, New York 10166

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Bahl & Gaynor Income Growth Fund - Class A	AFNAX	461418 188
AAM/Bahl & Gaynor Income Growth Fund - Class C	AFYCX	461418 170
AAM/Bahl & Gaynor Income Growth Fund - Class I	AFNIX	461418 162
AAM Select Income Fund - Class A	CPUAX	46141P 883
AAM Select Income Fund - Class C	CPUCX	46141P 875
AAM Select Income Fund - Class I	CPUIX	46141P 867

Privacy Principles of the AAM Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Funds at (888) 966-9661.  The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding Mailings
To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If  you wish to receive individual copies of these documents, please call us at (888) 966-9661, (or contact your financial institution).  The Trust will begin sending you individual copies thirty days after receiving your request.

AAM Funds
P.O. Box 2175
Milwaukee, WI  53201
Toll Free:  (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$31,150	$30,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	9/8/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	9/8/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	9/8/2017